NOTE 7 Income Taxes	3 Months Ended
Dec. 31, 2011
Notes to Financial Statements
NOTE 7 Income Taxes

Deferred tax assets at December 31, 2011 and 2010 consisted of the following:

Deferred tax asset related to:	2011	2010
Net operating loss carry forward	$ 324,034	$ 267,302
Less: valuation allowance	(324,034)	(267,302)
Net deferred tax asset	$ -	$ -

The net deferred tax asset generated by the loss carry-forward has been fully reserved.  The cumulative net operating loss carry-forward is approximately $953,042 at December 31, 2011, and will expire in the years 2024 through 2031.

The difference in the income tax benefit not shown in the consolidated statements of operations and the amount at that would result if the U.S. Federal statutory rate of 34% were applied to pre-tax loss for 2011 and 2010 is attributable to the valuation allowance.

The realization of deferred tax benefits is contingent upon future earnings.

The Company had no gross unrecognized tax benefits that, if recognized, would favorably affect the effective income tax rate in future periods. The Company has not accrued any additional interest or penalties as a result of the adoption of FASB ASC 740.